SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           LITTLE FALLS BANCORP, INC.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]     No fee required
  [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                           LITTLE FALLS BANCORP, INC.
                                 86 Main Street
                         Little Falls, New Jersey 07424










March 25, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Little Falls Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at The Bethwood, located at 38 Lackawanna Avenue, Totowa, New Jersey on Thursday, April 21, 1998 at 3:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                        Sincerely,


                                        /s/ Leonard G. Romaine
                                        Leonard G. Romaine
                                        President

--------------------------------------------------------------------------------
                           LITTLE FALLS BANCORP, INC.
                                 86 MAIN STREET
                         LITTLE FALLS, NEW JERSEY 07424
                                 (973) 256-6100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 21, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Little Falls Bancorp, Inc. (the "Company") will be held at The Bethwood, located at 38 Lackawanna Avenue, Totowa, New Jersey on April 21, 1998, at 3:00 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.       The election of two directors of the Company;

2. The ratification of the amendment to the Little Falls Bancorp, Inc. 1996 Stock Option Plan (the "1996 Stock Option Plan" or "Option Plan");

3. The ratification of the amendment to the Little Falls Bank Management Stock Bonus Stock Plan (the "Restricted Stock Plan" or "MSBP"); and

4. The ratification of the appointment of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 1998; and

5. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 23, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         /s/ Anne Bracchitta
                                         Anne Bracchitta
                                         Secretary

Little Falls, New Jersey
March 25, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           LITTLE FALLS BANCORP, INC.
                                 86 MAIN STREET
                         LITTLE FALLS, NEW JERSEY 07424
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Little Falls Bancorp, Inc. (the "Company") to be used at the 1998 Annual Meeting of Stockholders of the Company which will be held at The Bethwood, located at 38 Lackawanna Avenue, Totowa, New Jersey on April 21, 1998, at 3:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 25, 1998. The Company is the parent company of Little Falls Bank (the "Bank"). The Company was formed as a New Jersey corporation in August 1995 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the Bank's mutual-to-stock conversion on January 5, 1996 (the "Conversion"). Prior to January 5, 1996, the Company had no stockholders and no operations. Therefore, information prior to January 5, 1996 involves information of the Bank.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors (ii) the ratification of the amendment to the 1996 Stock Option Plan, (iii) the ratification of the amendment to the Restricted Stock Plan, and (iv) the ratification of the appointment of Radics & Co., LLC as independent auditor of the Company for the fiscal year ending December 31, 1998. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 23, 1998 (the "Voting Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Voting Record Date, the Company had 2,477,525 shares of Common Stock issued and outstanding.

         The  Certificate  of  Incorporation  of the  Company  ("Certificate  of
Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the  ratification  of the amendment to the 1996 Stock Option Plan
(Proposal II), the ratification of the amendment to the Restricted Stock Plan (Proposal III), and the ratification of independent auditors (Proposal III) and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter. Votes for which the "ABSTAIN" box is selected for Proposals II, III, and IV shall have the effect of a vote against such proposals.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. The information provided is based upon documents supplied to the Company by the persons providing such information pursuant to the 1934 Act. The Company does not verify this information. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date.

                                                                                Percent of Shares of
                                                      Amount and Nature of           Common Stock
Name and Address of Beneficial Owner                  Beneficial Ownership           Outstanding
------------------------------------                  --------------------

Franklin Resources, Inc.
777 Mariners Island Boulevard
San Mateo, California 94404                                   240,000(1)                 9.69%

First Manhattan
437 Madison Avenue
New York, New York 10022                                      240,000(2)                 9.69%

Little Falls Bank
Employee Stock Ownership Plan
86 Main Street, Little Falls, New Jersey  07424               243,340(3)                 9.82%

John Hancock Advisors, Inc.
Post Office Box 111
Boston, Massachusetts  02117                                  235,000(4)                 9.49%

-------------------------------
(1)      Information provided is based on a Schedule 13G dated December 1997.
(2) Information provided is based on a Schedule 13G dated February 9, 1998 filed by First Manhattan Co. with the Company in accordance with federal securities laws.
(3) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of John P. Pullara, Leonard G. Romaine and Della Talerico to serve as the ESOP administrative committee ("ESOP Committee") and Directors Barton, Parker and Seugling to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 16,223 shares had been allocated under the ESOP to participant accounts.
(4)      Information provided is based on a Schedule 13G dated January 23, 1998.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, to the Company's knowledge, no executive officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

         Raoul G. Barton and Albert J. Weite have been nominated by the Board of Directors to serve as directors. Messrs. Barton and Weite are currently members of the Board and have been nominated for three-year terms to expire in 2000. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a member of the Board of Directors of the Bank.


                                                                                                 Shares of
                                                      Year First          Current               Common Stock
                                                      Elected or          Term to               Beneficially              Percent
Name                                 Age(1)           Appointed            Expire               Owned(2)(3)               of Class
----                                 ------           ---------            ------               -----------               --------

Board Nominees For Term To Expire In 2001

Raoul G. Barton                        73                1970               1998               32,681(4)(5)(6)(7)           1.32

Albert J. Weite                        63                1976               1998               32,125(4)(5)(8)              1.30

                   THE BOARD OF DIRECTORS RECOMMENDS THAT ITS
                        NOMINEES BE ELECTED AS DIRECTORS

Directors Continuing In Office

John P. Pullara                        66                1995               1999               44,940(9)(10)                1.81

George Kuiken                          77                1954               1999               23,625(4)(11)(12)             *

C. Evan Daniels                        88                1949               2000               22,625(4)(11)                 *

Norman A. Parker                       84                1953               2000               27,825(4)(5)(6)(13)         1.12

Edward J. Seugling                     61                1970               2000               20,125(4)(5)(6)(14)           *

All Directors and
Executive Officers as a
Group (10 persons)                                                                            246,664(14)(15)              9.82


----------------------
*        Less than 1.0%.
(1)      As of December 31, 1997.
(2)      As of the Voting Record Date.
(3) Pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.
(4) Includes 6,083 shares of Common Stock that have been awarded under the Management Stock Bonus Plan ("MSBP") and 3,500 shares of Common Stock under the 1997 Directors Stock Compensation Plan ("DSCP") which are subject to forfeiture under certain circumstances. Shares awarded under the MSBP and DSCP vest equally over five year periods beginning July 9, 1997 and April 17, 1998, respectively.
(5) Includes options to purchase 3,041 shares of Common Stock pursuant to the Little Falls Bancorp, Inc. 1996 Stock Option Plan Options ("1996 Stock Option Plan") which are immediately exercisable within 60 days of the Voting Record Date. See "Direct and Executive Officer Compensation
         - Director Compensation Stock awards."
(6) Excludes 243,340 unallocated shares of Common Stock held under the ESOP for which such individual serves as one of three ESOP trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(7) Includes 4,793 shares held by Mr. Barton's IRA, 4,894 shares held by the IRA of Mr. Barton's wife and 118 shares held by Mr. Barton's wife, which Mr. Barton may be deemed to beneficially own.
(8) Includes 14,000 shares held jointly with Mr. Weite's wife, with whom voting and dispositive power is shared, and 5,000 shares held by Mr. Weite's IRA, which Mr. Weite may be deemed to beneficially own. Does not include 6,000 shares owned by DOB&K, LLC, a partnership between Mr. Weite's children, of which Mr. Weite disclaims beneficial ownership.
(9) Excludes 243,340 unallocated shares of Common Stock held under the ESOP for which such individual serves as one of three members of the ESOP Committee. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(10) Includes 15,000 shares held jointly with Mr. Pullara's wife, with whom voting and dispositive power is shared. Includes options to purchase 6,083 shares of Common Stock pursuant to the 1996 Stock Option Plan which are immediately exercisable within 60 days of the Voting Record Date. Also includes 18,250 and 3,500 shares of restricted stock awarded pursuant to the MSBP and DSCP, and awards vest equally over five year periods beginning July 9, 1997 and April 17, 1998, respectively.
(11) Includes 5,000 shares held jointly with Mr. Kuiken's son and 5,000 shares jointly held with Mr. Kuiken's daughter, with whom voting and dispositive power is shared, and 1,000 shares owned by Mr. Kuiken's wife, which Mr. Kuiken may be deemed to beneficially own.
(12) Includes 10,000 shares held jointly with Mr. Daniels' son, with whom voting and dispositive power is shared.
(13) Includes 15,000 shares held in trust, which Mr. Parker may be deemed to beneficially own, and 200 shares held jointly with Mr. Parker's wife, with whom voting and dispositive power is shared.
(14) Includes 7,390 shares held by Mr. Seugling's IRA and 110 shares held by Custom Graphics & Design, Inc., which Mr. Seugling may be deemed to beneficially own.
(15) Includes 4,265 allocated shares of Common Stock held for individual employee participants under the ESOP. Excludes unallocated shares of Common stock held under the ESOP. See note (6).
(16) Includes options to purchase 34,068 shares of Common Stock which are immediately exercisable within 60 days of the Voting Record Date.

         The following table sets forth the non-director executive officers of the Company, their name, age, the year they first became an officer of the Company or the Bank, and their current position with the Company. Executive officers serve for a one-year term at the determination of the Board of Directors.

                                                                         Year First
                                                                        Appointed as                 Position with
Name of Individual                                 Age(1)                Officer(2)               the Company or Bank
------------------                                 ------                ----------               -------------------
Leonard G. Romaine                                   51                     1967                  President and Chief
                                                                                                   Executive Officer
Richard A. Capone                                    48                     1995                 Vice President, Chief
                                                                                                   Financial Officer
Anne Bracchitta                                      58                     1997                  Corporate Secretary


---------------
(1)      As of December 31, 1997.
(2) Refers to the year the individual first became an officer of the Company or the Bank.

Biographical Information

         The business experience of each nominee for director, director and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

         Directors
         ---------

         Raoul G. Barton was elected Director of the Bank in 1970 and served as Chairman from 1982 to 1994. Mr. Barton is a member of the Little Falls Masonic Lodge. In 1990, Mr. Barton retired as owner of Barton Jewelers which he founded in 1949.

         C. Evan Daniels has served as Director of the Bank since 1949. Mr. Daniels is a retired attorney and served as the Bank's legal counsel until 1995. Mr. Daniels is a member of the American, New Jersey State and Passaic County Bar Associations. He is also a member of the Little Falls Masonic Lodge.

         George Kuiken has served as Director of the Bank since 1954. Mr. Kuiken retired as President of New Jersey Rental Equipment, Inc.

         Norman A. Parker has served as a Director since 1953. Mr. Parker was Chairman of the Board of the Bank from 1973 to 1981 and President of the Bank from 1965 to 1977. Mr. Parker is a retired funeral director. Mr. Parker is also past President of the Passaic County Funeral Directors Association, past President and charter member of the Passaic Valley Rotary Club, past member of the Passaic Valley School Board, Elder of the First Reformed Church, charter member of the Little Falls Parking Authority, charter member of the Mayor's Committee for Senior Citizens and member of the Little Falls Masonic Lodge.

         John P. Pullara was with the Bank from March 1955, serving as its President from 1977 until his retirement on October 5, 1997. Mr. Pullara was elected Director of the Bank in June of 1995. Mr. Pullara is also Director and Treasurer of the Passaic County Historical Society, Director of the Garden State Concert Band, Treasurer of the Little Falls Historical Society, Chairman of the Little Falls Parking Authority and a member of the Little Falls Business Association.

         Edward J. Seugling has served as a Director of the Bank since 1970 and became the Vice Chairman of the Board of Directors in 1994. Mr. Seugling is a retired teacher at Passaic Valley High School and the sole owner of the Little Falls Journal. He is a member of the Little Falls Business

Association, the Little Falls Masonic Lodge, the Little Falls Historical Society, and the New Jersey Education Association. He is a member of the First Reformed Church of Little Falls, and he has served as an elder and deacon of the First Reformed Church. He was formerly Chairman of the Little Falls Rent Leveling Board and was an associate member of the Little Falls Main Street Development Corp.

         Albert J. Weite has served as Chairman of the Board of Directors of the Bank since 1994 and as a Director since 1976. Mr. Weite is a real estate investor.

         Executive Officers who are not Directors
         ----------------------------------------

         Leonard G. Romaine has been employed by the Bank since 1967. He served as Treasurer and Secretary of the Company and as Senior Vice President, Secretary and Treasurer of the Bank until he was appointed President of the Bank and Company on October 6, 1997. Mr. Romaine is a member of the Passaic County Attorney Ethics Committee.

         Richard A. Capone became employed by the Bank and Company in November 1995 as Chief Financial Officer. Prior to that, Mr. Capone was controller or Treasurer at four different local financial institutions over the past 20 years.

         Anne Bracchitta has been employed by the Bank since 1980. She was appointed Corporate Secretary in 1997.

Stockholder Nominations

         Pursuant to Article XI of the Certificate of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in Section 15 of the Company's bylaws ("Bylaws"). To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the 1934 Act; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting, and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1997, the Board of Directors of the Company held seven regular meetings and no special meeting and the Board of Directors of the Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended December 31, 1997.

         The Audit Committee consists of the entire Board of Directors. The Committee meets as needed to select independent auditor and to review audit reports. The Committee further meets to review and approve internal controls for financial reporting.

         The Company's full Board of Directors act as a nominating committee for selecting the management nominees for election as directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees or, subject to the procedural requirements set forth in the Company's Articles of Incorporation and Bylaws, established any procedures for this purpose. During fiscal year 1997, the Board of Directors met once as the Nominating Committee.


--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Directors Fees. For fiscal year 1997, each member of the Board of Directors received an attendance fee of $1,350 per regular meeting. Committee members received an additional $675 per Asset-Liability Committee meeting attended. No Committee fees are paid to Board members who are employees. For the year ended December 31, 1997, total fees paid by the Company and the Bank to directors were $170,000. Directors also are provided with broad medical insurance coverage.

         Directors Retirement and Consultation Plan. The Bank's Board adopted a Directors' Consultation and Retirement Plan (the "Consultation Plan") on May 9, 1995. Such Consultation Plan provides retirement benefits to directors. Management believes the Consultation Plan will help to insure that the Bank has the continued services of these persons as directors to assist in the conduct of the Bank's business affairs in the future. A director who has served as a director for at least twenty years shall be a participant in the Consultation Plan. A consulting director shall be paid a monthly retirement benefit under the Consultation Plan equal to half of the director fee in effect at the time of such retirement until the month following the date of death of the consulting director. At the expiration of the period for which the participant is entitled to benefits, his status as a consulting director shall cease. All benefits payable under the plan will be paid by the Bank from current assets. There are no tax consequences to either the director or the Bank prior to payment of benefits. Upon receipt of payment of benefits, the director will recognize taxable ordinary income in the amount of such payment received and the Bank will be entitled to recognize a tax-deductible compensation expense. In addition, the Bank has a policy of continuing medical benefits for its retired directors. For the year ended December 31, 1997, no benefits were paid under the Consultation Plan and approximately $50,000 was accrued as an expense for the Consultation Plan and the continuation of such medical benefits.

         Stock Awards. On July 9, 1996, the stockholders of the Company approved the Little Falls Bancorp 1996 Stock Option ("1996 Stock Option Plan") and the Little Falls Bank Management Stock Bonus Plan ("MSBP"). Pursuant to the terms of the 1996 Stock Option Plan, each non-employee director received, on the date of stockholder approval options to purchase 15,208 shares of Common Stock. Under the MSBP, the same non-employee directors received 6,083 shares of restricted stock on the date of stockholder approval. The options granted to these non-employee directors become first exercisable at a rate of 20% one year from the date of grant and 20% annually thereafter. Restricted stock granted to these non-employee directors will vest 20% one year from the date awarded and an additional 20% annually, thereafter. In April 1997, the Company adopted the 1997 Directors Stock Compensation Plan authorizing the granting of up to 25,000 shares of Common Stock in the aggregate (representing less than 1% of total shares outstanding at such time). Each non-employee director (seven persons) was awarded 3,500 shares of Common Stock which shall vest over a five year period beginning April 17, 1997.

Executive Compensation

         Summary Compensation Table. The following table sets forth the compensation paid to the chief executive officer during the fiscal year ended December 31, 1997. All compensation paid to directors, officers and employees is paid by the Bank. Except as listed below, no other executive officer received cash compensation in excess of $100,000 during the fiscal year ended December 31, 1997.

                                                                           Long Term Compensation
                                    Annual Compensation(1)                          Awards
                        --------------------------------------------------------------------------------
                                                                                            Securities
                                                                           Restricted       Underlying          All
Name and                                                 Other Annual         Stock          Options/          Other
Principal Position      Year      Salary      Bonus     Compensation(2)      Awards($)       SARs(#)       Compensation(7)
------------------      ----      ------      -----     ------------         ------          -------       ------------
Leonard G. Romaine,     1997    $115,000    $15,000       $20,200           $     --         3,000(4)         $    --
President(3)            1996    $ 89,420    $ 7,750       $15,000           $129,274(5)     30,417(6)          30,176


---------------------
(1)      All compensation set forth above was paid by the Bank.
(2) Consists of Board of Director's fees. For fiscal year 1997, there were no (a) perquisites over the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity: (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) John P. Pullara retired as President and Chief Executive Officer on October 5, 1996. Mr. Romaine was appointed on October 6, 1996.
(4) Options vest equally over a five year period beginning December 9, 1998.
(5) Based upon 12,167 shares of restricted stock granted pursuant to the MSBP (fair market value on date of grant of $10.625). Restricted stock vest equally over a five year period beginning July 9, 1997. Dividends are paid on the restricted stock and are accrued and held in arrears until the restricted stock for which dividends were paid become vested.
(6)      Options vest equally over a five year period beginning July 9, 1997.
(7) Includes 1,472 shares of stock held by the ESOP and allocated to Mr. Romaine's account for 1996. Based on the closing price of the Common Stock ($20.50 per share) at December 31, 1997. As of the date of this proxy statement, shares had not yet been allocated for fiscal 1997.

         Employment Agreement. The Bank is a party to an employment agreement with President and Chief Executive Officer Leonard G. Romaine. The employment agreement is for a term of three years. Under the agreement, Mr. Romaine's employment is terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Romaine without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The agreement contains a provision stating that in the event of termination of employment or diminution of employment in connection with, or within one year after, any change in control of the Bank, Mr. Romaine will be paid in a lump sum an amount equal to 2.99 times his five year average cash compensation. Had a change in control been deemed to have occurred at completion of the last fiscal year, Mr. Romaine would have been entitled to a lump sum payment of approximately $318,000. The payment that would be made would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The agreement is reviewed annually by the Board of Directors and may be extended for additional one-year periods upon a determination of the Board and satisfactory job performance within the Board's sole discretion.

         The Bank also entered into similar employment agreements with eight officers of the Bank, with terms of three and two years and severance protection upon a termination of employment or diminution of employment following a change in control with such payment equalling between one and three times the current annual compensation of such individuals. Upon a change in control, payment to all executive officers as a group (nine persons), excluding Mr. Romaine, as of December 31, 1997, would have equalled approximately $1.1 million.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Bank during the year ended December 31, 1997 consisted of Directors Weite, Barton and Seugling, all members of the Board of Directors of the Company. Romaine was a member of the Compensation Committee during fiscal 1997 but did not participate in matters involving his personal compensation.

Report of the Compensation Committee on Executive Compensation

         The Bank Compensation Committee meets annually to review compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Bank's market area, including institutions with total assets of between $100 million and $300 million. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank, the Committee does consider the overall profitability of the Bank when making these decisions.

         During the year ended December 31, 1997, Leonard G. Romaine, President received an increase in his base salary from $89,420 to $115,000 due to his completion of a full year as a president of a publicly owned company. The Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of New Jersey and surrounding Northeastern states with assets of between $100 million and $300 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

         Compensation Committee:

                  Albert J. Weite                    Edward J. Seugling
                  Raoul G. Barton

Other Compensation

         Employee Stock Ownership Plan. The Bank maintains an ESOP for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank or its subsidiary and have attained the age 21.

         The ESOP be funded by contributions made by the Bank in cash or the Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP borrowed funds with which to acquire 243,340 shares of the Common Stock issued in the Conversion, representing 8.0% of the Common Stock then outstanding. The loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. This loan is expected to be fully repaid in approximately 15 years. For the 1997 fiscal year, the Bank recognized an expense of $255,000 regarding the ESOP.

         1996 Stock Option Plan. The Company's Board of Directors adopted a 1996 Stock Option Plan, which was approved by the Company's stockholders on July 9, 1996. Pursuant to the 1996 Stock Option Plan, a number of shares equal to 10% of the Common Stock issued in the Company's initial public offering (304,175 shares of Common Stock) were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, and key employees of the Company (or any present of future parent or subsidiary of the Company), from time to time under the 1996 Stock Option Plan. The purpose of the 1996 Stock Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The 1996 Stock Option Plan became effective on July 9, 1996 and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the terms of the 1996 Stock Option Plan.

         An initial grant of stock options under the 1996 Stock Option Plan was made to officers, directors, and key employees upon the Company's receipt of stockholder approval on July 9, 1996, and the option exercise price is the closing price of the Common Stock on the date of stockholder approval. The initial grant of stock options were the only options granted to officers, directors, and key employees during the fiscal year ended December 31, 1996. In December 1997, certain officers and key employees were granted an aggregate of 16,000 additional options under the 1996 Stock Option Plan. The option exercise price is the closing price of the Company's Common Stock on the date of the grant. These were the only options granted to officers, directors and key employees during the fiscal year ended December 31, 1997. As of the Record Date, no stock options have been exercised pursuant to the 1996 Stock Option Plan.



                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    Potential Realizable
                                           Percent of                                                 Value at Assumed
                          Number of      Total Options/                                              Annual Rate of Stock
                          Securities      SARs Granted                                              Price Appreciation for
                          Underlying      to Employees      Exercise or                                 Option Term
         Name            Option/SARs        in Fiscal       Base Price                              ------------------------
                         Granted (#)          Year            ($/Sh)         Expiration Date        5%($)        10%($)
----------------------------------------------------------------------------------------------------------------------------
Leonard G. Romaine          3,000             18.75           $20.00          Dec. 9, 2007         37,734        95,624



         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------------------------------
                                                               Number of Securities
                                                              Underlying Unexercised           Value of Unexercised
                             Shares                                Options/SARs             in-the-Money Options/SARs
                          Acquired on          Value            at Fiscal Year-End              at Fiscal Year-End
                            Exercise         Realized                   (#)                            ($)
           Name               (#)               ($)          Exercisable/Unexercisable     Exercisable/Unexercisable(1)
---------------------------------------------------------------------------------------------------------------------------

Leonard G. Romaine              0               $0               6,083 / 27,334              $60,070 / $240,298


----------------------
(1) Based on an exercise price of $10.625 for options granted in the fiscal year ended December 31, 1996, and $20.00 for options granted in the fiscal year ended December 31, 1996 and the closing price of the Common Stock on December 31, 1997 of $20.50.

         Management Stock Bonus Plan. The board of directors of the Bank has adopted the MSBP as a method of providing directors, executive officers and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. Awards under the MSBP were made in recognition of prior and expected future services to the Bank to those directors, executive officers and key employees of the Bank responsible for implementation of the policies adopted by the board of directors of the Bank, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. Awards under the MSBP vest at a rate of 20% per year beginning on the anniversary date of the date of grant. An initial grant of 82,732 shares of restricted stock was made on July 9, 1997, the date of stockholder approval of the MSBP. No awards were granted under the MSBP in 1997.

         Defined Benefit Plan. The Bank has a defined benefit pension plan covering substantially all of its employees. The benefits are based on years of service and employees' compensation. The Bank's funding policy is to fund pension costs accrued. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

         All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the Pension Plan is equal to 25% of an employee's average monthly salary, up to $650, plus 40% of average monthly salary in excess of $650, reduced for less than 25 years of service, plus 1/4 of 1% of average monthly salary times years of service. If benefits are paid prior to age 65, the benefit specified will be reduced by 1/15 for each of the first five years and 1/30 for each of the next five years and reduced actuarially for each additional year by which the starting date of such benefit precedes age 65. There is a minimum monthly benefit equal to 2% of monthly salary, times years of service up to 10 years. The Pension Plan also provides for payments in the event of disability or death. At December 31, 1997, Mr. Romaine had 28 years of credited service under the Pension Plan. The Bank had a pension expense of $265,000 for the fiscal year 1997. At December 31, 1997, the Pension Plan had projected benefit obligations greater than plan assets of approximately $1.2 million.

         The following table shows the estimated annual benefits payable under the Pension Plan in calendar year 1997 based on the respective employee's years of benefit service and applicable average annual salary, as calculated under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.


                                                            Years of Benefit Service
                                                            ------------------------
                                        15              20             25              30              35
                                        --              --             --              --              --
$  20,000....................         $ 4,848        $ 6,464         $ 8,080        $ 8,330          $ 8,680
   40,000....................          10,398         13,864          17,330         17,830           18,330
   60,000....................          15,948         21,264          26,580         27,330           28,080
   80,000....................          21,498         28,664          35,830         36,830           37,830
  100,000....................          27,048         36,064          45,080         46,330           47,580
  120,000....................          32,598         43,464          54,330         55,830           57,330
  150,000....................          40,823         54,564          68,205         70,080           71,955


Performance Graph

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of the close of January 5, 1996 (the closing date of initial issuance of the Common Stock). All of these cumulative total returns are computed assuming the reinvestment of dividends. In the graph below, the periods compared were January 5, 1996 and the Company's fiscal years ending of December 31, 1996 and 1997.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.


[GRAPHIC OMITTED]


=================================================================================================
                                                   1/5/96            12/31/96          12/31/97
-------------------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index                             $100.00            $125.52           $154.02
-------------------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index                             $100.00            $133.72           $225.91
-------------------------------------------------------------------------------------------------
Little Falls Bancorp, Inc.                         $100.00            $113.00           $183.36
=================================================================================================

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         Except as indicated below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the year ended December 31, 1997. Furthermore, the Bank had no "interlocking" relationships existing during the year ended December 31, 1997 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where
(ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. Recent legislation permits savings institutions to make loans to executive officers, trustees and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Loans to executive officers and directors of the Bank, the Company and their affiliates amounted to approximately $1,449,000 or 4.96% of the Bank's retained earnings at December 31, 1997.


--------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF THE AMENDMENT TO THE
                             1997 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors adopted the 1996 Stock Option Plan and the stockholders approved the Plan on July 9, 1996 ("Effective Date"). Pursuant to the Option Plan, up to 304,175 shares of Common Stock equal to up to 10% of the total Common Stock issued in the Conversion are reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the business success of the Company and the Bank. The Company has recently adopted amendments to the Option Plan ("Option Plan Amendments") and is submitting such amendments to the stockholders for ratification. The full text of the Option Plan Amendments is set forth as Appendix A to this Proxy Statement, and the summary of the Option Plan Amendments provided below is qualified in its entirety by such reference.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Option Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period and the resultant prohibition against accelerated vesting of option grants upon the occurrence of an event other than the death or disability of the option holder, such as in the case of a change in control of the Company or retirement of an optionee.

         Recent OTS interpretive letters permit amendment of stock benefit plans to eliminate the provisions of the Option Plan which reflect the restrictions and limitations described above, provided that stockholder ratification of such amendments is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted the Option Plan Amendments, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations. The Company does not have any present intention to engage in, nor is it aware of, any transaction that would result in the accelerated vesting of Options as permitted by the Option Plan Amendments and there can be no assurances that any such transaction will occur. Nevertheless, the Board has determined that the implementation of the Option Plan Amendments is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company.

         The Option Plan Amendments do not increase the number of shares reserved for issuance under the Plan or alter the classes of individuals eligible to participate in the Plan. In the event that the Option Plan Amendments are not ratified by stockholders at the Meeting, the Option Plan Amendments will not take effect, but the Option Plan will remain in effect. The principal provisions of the Option Plan, as amended by the Option Plan Amendments, are described below.

         The Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee are eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the Option Plan may be from authorized but unissued shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the Option Plan requires that Options granted to Employees or Directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control (as such terms are defined in the Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. As permitted by OTS interpretive letters, the Option Plan Amendments will specifically authorize the acceleration of vesting of Options upon a Change in Control; provided that such amendments are ratified by the stockholders. Such Option Plan Amendments will affect previously awarded Options and any Options that may be granted in the future. Pursuant to the Option Plan, as amended by the Option Plan Amendments, upon a Change in Control, all Options granted to such Participants that are outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

         The Board or the Option Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to any Participant under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan, and no more than 5% of total Plan shares may be awarded to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

         The table below presents information related to stock option awards previously made under the Option Plan. Such Option Plan Amendments do not impact the number of awards previously made. Such Option Plan Amendments confirm the provisions of the Option Plan previously approved by stockholders with respect to the accelerated vesting of awards upon a Change in Control. In accordance with the Option Plan Amendment, all outstanding option awards shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                      PRIOR AWARDS UNDER STOCK OPTION PLAN
                      ------------------------------------


Name and Position                                      Number of Options(1)(2)
-----------------                                      -----------------------

Leonard G. Romaine
  President and Chief Executive Officer..............         33,417(5)
Raoul G. Barton
  Director (3).......................................         15,208(4)
Albert J. Weite
  Director (3).......................................         15,208(4)
Executive Officer Group (3 persons)..................         56,166(5)
Non-Executive Director Group
  (7 persons)........................................        121,665(4)

----------------------
(1) The exercise price of such Options is equal to the Fair Market Value of the Common Stock on the date of grant (i.e., $10.625 on July 9, 1996 and $20.00 on December 9, 1997).
(2) Awards shall vest during periods of continued service as an employee, director, or director emeritus. Upon vesting, awards shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(3)      Nominee for Director.

(4) Options awarded to directors are first exercisable at a rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability or death or a Change in Control (if approved by stockholders) of the Company or the Bank, such awards shall be 100% exercisable.
(5)      Options  awarded to officers and employees are  exercisable as follows:
         Options awarded are first exercisable at the rate of 20% on the one year anniversary from the date of grant and 20% annually thereafter during periods of continued service as an employee, Director or Director Emeritus. Such awards shall be 100% exercisable in the event of death or disability, or upon a Change in Control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.


Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan Amendments may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan Amendments specifically for anti-takeover purposes. The exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Articles of Incorporation. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Option Plan

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of the Option Plan

         The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 304,175 shares of Common Stock), then the impact to current stockholders would be to dilute their current ownership percentages by approximately 9.5%. The Option Plan Amendments do not increase the maximum number of shares issuable under the Plan.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

         1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

         2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

         3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

         4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

         5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in
                  Section 162(m) of the Code.

Accounting Treatment

         Neither the grant nor the  exercise of an Option  under the Option Plan
currently   requires  any  charge  against  earnings  under  generally  accepted accounting principles. In certain circumstances,

Common Stock  issuable  pursuant to  outstanding  Options which are  exercisable under the Option Plan might be considered outstanding for purposes of calculating earnings per share on a fully diluted basis. Amending the Option Plan could be deemed to be a change in equity structure and therefore adversely affect any proposed acquisition of the Company by an entity seeking to utilize the "pooling of interests" method of accounting. Such adverse affect could limit any acquisition of the Company during the two years from date of the amendment to acquisitions that would be accounted for as a "purchase."

Stockholder Ratification

         Stockholder ratification of the Option Plan Amendments is being sought in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE 1997 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                 PROPOSAL III - RATIFICATION OF THE AMENDMENT TO
                         THE MANAGEMENT STOCK BONUS PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company has implemented the Restricted Stock Plan as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. As previously approved by stockholders of the Company, the Bank has contributed sufficient funds to the MSBP for the purchase of 21,670 shares of Common Stock, representing up to 4% of the aggregate number of shares issued in the Conversion, in the open market. Common Stock by the MSBP was purchased at the Fair Market Value of such stock on the date of purchase. Awards under the MSBP were made in recognition of prior and expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the MSBP contains certain restrictions and limitations, including among others, provisions prohibiting the accelerated vesting of awards other than upon the death or disability of the award recipient, such as in the case of a change in control of the Company or retirement of a recipient of an MSBP award.

         OTS interpretative letters permit the amendment of the MSBP to eliminate the provisions of the MSBP which reflect the restrictions and limitations described above, provided that stockholder ratification therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the MSBP, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the MSBP are collectively referred to herein as the "MSBP Amendments"). The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of awards under the MSBP and there can be no assurances that any such transaction will occur. Nevertheless, the Board has determined that the implementation of the MSBP Amendments is in the best interest of the stockholders of the Company, as well as the officers, directors and employees of the Company. The MSBP Amendments do not increase the number of shares available for distribution under the MSBP, change the MSBP's eligibility requirements, or alter the types of restricted stock awards that may be made to participants in the MSBP. In the event that the MSBP Amendments are not ratified by stockholders at the Meeting, the MSBP Amendments will not take effect, but the MSBP will remain in effect. The principal provisions of the MSBP, as it would be amended by the MSBP Amendments, are described below. The full text of the MSBP Amendments is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of the MSBP Amendments provided below is qualified in its entirely by such reference.

Awards Under the MSBP

         Currently the MSBP provides that the Shares covered by an Award will vest not more rapidly than at the rate of 20% each year beginning one year from the date of grant or upon the disability or death of the option holder. The MSBP also provides that awards will accelerate vesting upon a Change in Control, provided that such accelerated vesting is not inconsistent with regulations of the OTS in effect at the time of such accelerated vesting. As permitted by OTS interpretive letters, these restrictions on accelerated vesting upon a Change in Control of the Company or the Bank may be removed through stockholder ratification of the MSBP Amendments. Accordingly, pursuant to the MSBP, as amended by the MSBP Amendments, all Shares covered by an outstanding Award will become 100% vested upon the death, disability or a Change of Control of the Company.

         Benefits under the MSBP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "MSBP Committee") appointed by the Bank's Board of Directors. The MSBP is managed by trustees (the "MSBP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the MSBP (the "MSBP Trust"). Unless the terms of the MSBP or the MSBP Committee specify otherwise, awards under the MSBP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the MSBP Trust which are not yet earned shall be voted by the MSBP Trustees, as directed by the MSBP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock shall be immediately non- forfeitable in the event of the death or disability of such recipient, or upon a Change in Control of the Company or the Bank, and distributed as soon as practicable thereafter. The Board of Directors may terminate the MSBP at any time, and if it does so, any shares not allocated will revert to the Company. The MSBP Amendments confirm the provisions of the MSBP previously approved by the stockholders with respect to the acceleration of vesting of awards upon a Change in Control.

         Plan Share Awards under the MSBP will be determined by the MSBP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the MSBP) provided that the Plan Share Awards made to non-employee Directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the MSBP) of the MSBP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the MSBP as authorized pursuant to the terms of the MSBP. Such MSBP Amendments do not change the number of shares awarded or other terms, except to ratify the accelerated vesting of such awards upon a Change in Control of the Company or the Bank.

                    PRIOR AWARDS UNDER RESTRICTED STOCK PLAN
                    ----------------------------------------

                                                         Number of Shares
Name and Position                                    Previously Awarded (1)(2)
-----------------                                    -------------------------

Leonard G. Romaine
  President and Chief Executive Officer.............          12,167
Raoul G. Barton
  Director (3)......................................           6,083
Albert J. Weite
  Director (3)......................................           6,083
Executive Officer Group (3 persons)                           15,817
Non-Executive Director Group (7 persons)............          54,748(4)

--------------------------
(1) All Plan Share Awards presented herein shall be earned at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the MSBP).
(2) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3)      Nominee for director.
(4) Each of six (6) non-employee directors have been awarded 6,083 shares, subject to applicable vesting. One director, who was a former employee, has been awarded 18,250 shares, subject to applicable vesting.

Amendment and Termination of the Plan

         The Board may amend or terminate the MSBP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the MSBP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the MSBP or materially modify the requirements for eligibility for participation in the MSBP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Federal Income Tax Consequences

         Common Stock awarded under the MSBP is generally taxable to the recipient at the time that such awards become 100% vested and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the award to elect to include in gross income for the current taxable year the Fair Market Value of such stock as of the date of the award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the granting of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the MSBP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize a compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the date of the award pro rata over the period of years during which the awards are earned. Amending the MSBP could be deemed to be a change in equity structure and therefore adversely affect any proposed acquisition of the Company by an entity seeking to utilize the "pooling of interests" method of accounting. Such adverse affect could limit any acquisition of the Company during the two years from date of the amendment to acquisitions that would be accounted for as a "purchase."

Stockholder Ratification

         The Company is submitting the MSBP Amendments to stockholders for ratification in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE RESTRICTED STOCK PLAN.

--------------------------------------------------------------------------------
                PROPOSAL IV - RATIFICATION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         The Board of Directors has approved the selection of Radics & Co., LLC as its auditor for the 1998 fiscal year, subject to ratification by the Company's stockholders. A representative of Radics & Co., LLC is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         In the event the appointment of Radics & Co., LLC is not ratified by stockholders, the Board of Directors will consider the results of the vote and determine the next course of action.

         Ratification of the appointment of the auditor requires the approval of a majority of the votes cast affirmatively or negatively by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Radics & Co., LLC as the Company's auditor for the 1998 fiscal year.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1997, as filed with the SEC, will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Little Falls Bancorp, Inc., 86 Main Street, Little Falls, New Jersey 07424.

         The Company's 1997 Annual Report to Stockholders, including financial statements, will be mailed with this Proxy Statement on or about March 25, 1998 to all stockholders of record as of the close of business on February 28, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 86 Main Street, Little Falls, New Jersey 07424, no later than December 5, 1998.


                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          /s/ Anne Bracchitta
                                          Anne Bracchitta
                                          Secretary
Little Falls, New Jersey
March 25, 1998

                                    EXHIBIT A
                                    ---------

                                    Amendment
                                     to the
                           LITTLE FALLS BANCORP, INC.
                             1997 Stock Option Plan
                             ----------------------

1. Revision to the Plan by addition of the following Section 24 in its entirety as follows:

         24.      Plan Provisions Effective as of April 17, 1998.
                  ----------------------------------------------

                  (a)   Immediate    Vesting   Upon   a   Change   in   Control.
Notwithstanding anything herein to the contrary, upon a Change in Control of the Company or the Bank, all outstanding Awards shall be immediately 100% exercisable and non-forfeitable.

                                    EXHIBIT B
                                    ---------

                                    Amendment
                                     to the
                                LITTLE FALLS BANK
                    Restricted Stock Plan and Trust Agreement
                    -----------------------------------------


1. Revision to the Plan by addition of the following Section 9.10 in its entirety as follows:

         9.10.    Plan Provisions Effective as of April 17, 1998.
                  ----------------------------------------------

                   Notwithstanding anything herein to the contrary, upon a Change in Control of the Company or the Bank, all outstanding Awards shall be immediately 100% earned and non-forfeitable.

ANNEX I

--------------------------------------------------------------------------------
                           LITTLE FALLS BANCORP, INC.
                                 86 MAIN STREET
                         LITTLE FALLS, NEW JERSEY 07424
                                 (973) 256-6100

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Little Falls Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders (the "Meeting"), to be held at The Bethwood, 38 Lackawanna Avenue, Totowa, New Jersey on April 21, 1998, at 3:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                         FOR        WITHHELD

1.        The election as director of all nominees
          listed below:                                  |_|          |_|

          Raoul G. Barton
          Albert J. Weite


INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

          ---------------------------------------------------------------------


                                                                     FOR        AGAINST      ABSTAIN
                                                                     ---        -------      -------
2.        The ratification of the amendment to the
          Little Falls Bancorp, Inc. 1996 Stock Option Plan.         |_|          |_|          |_|

3.        The ratification of the amendment to the
          Little Falls Bank Management Stock Bonus Plan.             |_|          |_|          |_|

4.        The   ratification  of  the  appointment  of  Radics
          &  Co.,  LLC  as independent auditors of Little
          Falls Bancorp, Inc., for the fiscal year ending
          December 31, 1998.                                         |_|          |_|          |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 25, 1998 and an Annual Report to Stockholders.


                                                 Please check here if you
Dated:                   , 1998         [ ]      plan to attend the Meeting.
       ------------------




---------------------------------           ---------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


---------------------------------           ---------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------